UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation or organization)	Number)	No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 17, 2006, Allis-Chalmers Production Services, Inc. (“Production Services”), a wholly-owned subsidiary of Allis-Chalmers Energy Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Randolph J. Hebert. Pursuant to the Stock Purchase Agreement, Production Services purchased all of the outstanding capital stock of Petro-Rentals, Incorporated, a Louisiana corporation (“Petro-Rentals”) in consideration for (i) approximately $29.8 million in immediately available funds and (ii) a total of 246,761 shares of the Company’s common stock, par value $0.01 per share (the “Shares”). The Stock Purchase Agreement contains customary representations, warranties and indemnification provisions.
     A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01. The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Stock Purchase Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.
Item 3.02. Unregistered Sales of Equity Securities
     The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the Shares to Mr. Hebert was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act, which did not involve a public offering. The issuance did not involve any general solicitation or general advertising. Mr. Hebert, to whom these shares were issued, is an accredited investor, as defined by Rule 501 of Regulation D under the Securities Act, and he has the requisite business and financial knowledge and experience to analyze the risks associated with an investment in the Shares.
Item 7.01. Regulation FD Disclosure.
     On October 17, 2006, the Company issued a press release announcing the acquisition of Petro-Rentals described in Item 2.01 of this Current Report on Form 8-K. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The Company intends to provide the financial statements of Petro-Rentals for the periods specified in Rule 3-05 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of Form 8-K.
(b) Pro Form Financial Information.

The Company intends to provide the pro forma financial information required by Article 11 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of Form 8-K.
(d) Exhibits

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated October 17, 2006, by and between Allis-Chalmers Production Services, Inc. and Randolph J. Hebert.

99.1	Press Release, dated October 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: October 19, 2006	By:	/s/ Theodore F. Pound III

	Name:	Theodore F. Pound III
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated October 17, 2006, by and between Allis-Chalmers Production Services, Inc. and Randolph J. Hebert.

99.1	Press Release, dated October 17, 2006.